As filed with the Securities and Exchange Commission on October 9, 2020

Registration No. 333-249180

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PBF HOLDING COMPANY LLC

PBF FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	2911	27-2198168
Delaware	2911	45-2685067
(State or Other Jurisdiction	(Primary Standard Industrial	(I.R.S. Employer
of Incorporation or Organization)	Classification Code Number)	Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

Telephone: (973) 455-7500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Trecia M. Canty

Senior Vice President, General Counsel and Secretary

PBF Holding Company LLC

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

Telephone: (973) 455-7500

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Douglas V. Getten

Andres C. Mena

Paul Hastings LLP

600 Travis Street, Suite 5800

Houston, TX 77002

Telephone: (713) 860-7300

Telecopy: (713) 353-3100

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT SUBSIDIARY GUARANTORS

Exact Name of Registrant Guarantor (1)	State or Other Jurisdiction of Incorporation or Formation	IRS Employer Identification Number
Chalmette Refining, L.L.C.	Delaware	75-2717190
Delaware City Refining Company LLC	Delaware	27-2198373
Martinez Refining Company LLC	Delaware	84-2230960
Martinez Terminal Company LLC	Delaware	84-2598515
Paulsboro Refining Company LLC	Delaware	74-2881064
PBF Energy Western Region LLC	Delaware	35-2545521
PBF Investments LLC	Delaware	26-2050373
PBF Power Marketing LLC	Delaware	27-2198489
PBF Services Company LLC	Delaware	30-0644379
Toledo Refining Company LLC	Delaware	27-4158209
Torrance Refining Company LLC	Delaware	37-1795646
Torrance Logistics Company LLC	Delaware	38-3983432

(1)	The address for each Registrant Guarantor is One Sylvan Way, Second Floor, Parsippany, New Jersey 07054 and the telephone number for each registrant is (973) 455-7500.

EXPLANATORY NOTE

This Amendment is being filed for the purposes of amending the Exhibit Index that is Item 21(a) of the Registration Statement (File No. 333-249180) and to file the limited liability company agreements of Torrance Logistics Company LLC and Martinez Terminal Company LLC, each as in effect on the date hereof. No change is made to the prospectus constituting Part I of the Registration Statement or Items 20, 21(b) or 22 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Delaware Limited Liability Company Registrants

PBF Holding Company LLC and the co-registrant subsidiary guarantors are limited liability companies organized under the laws of the State of Delaware.

The Delaware Limited Liability Company Act, or the DLLCA, provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. However, to the extent that the limited liability company agreement seeks to restrict or limit the liabilities of such person, the DLLCA prohibits such agreement from eliminating liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

The Limited Liability Company Agreements of Chalmette Refining, L.L.C., Delaware City Refining Company LLC, Paulsboro Refining Company LLC, PBF Holding Company LLC, PBF Investments LLC, PBF Power Marketing LLC, PBF Services Company LLC, Toledo Refining Company LLC, PBF Energy Western Region LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, Martinez Refining Company LLC and Martinez Terminal Company LLC provide that each company shall indemnify the directors, members or officers of each such company to the fullest extent permitted by law against any loss, liability, damage, judgment, demand, claim, cost or expense incurred by or asserted against the directors, members or officers of each such company (including, without limitation, reasonable attorneys’ fees and disbursements incurred in the defense thereof) arising out of any act or omission of the directors, members or officers in connection with each such company, unless such act or omission constitutes bad faith, gross negligence or willful misconduct on the part of the directors, members or officers of each such company.

Delaware Corporation Registrant

PBF Finance Corporation is incorporated under the laws of the State of Delaware.

Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, allows a corporation to eliminate the personal liability of directors to a corporation or its stockholders for monetary damages for a breach of a fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase or redemption in violation of Delaware corporate law or obtained an improper personal benefit. Section 145 of the DGCL empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. A Delaware corporation may indemnify directors, officers, employees and other agents of such corporation in an action by or in the right of a corporation under the same conditions against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense and settlement of such action or suit, except that no indemnification is permitted without judicial approval if the person to be indemnified has been adjudged to be liable to the corporation. Where a present or former director or officer of the corporation is successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above or in defense of any claim, issue or matter therein, the corporation must indemnify such person against the expenses (including attorneys’ fees) which he or she actually and reasonably incurred in connection therewith.

Section 174 of the DGCL provides, among other things, that a director who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption, may be held liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered into the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

PBF Finance Corporation’s certificate of incorporation and bylaws contains provisions that provide for indemnification of officers and directors and their heirs and representatives to the full extent permitted by, and in the manner permissible under, the DGCL.

As permitted by Section 102(b)(7) of the DGCL, PBF Finance Corporation’s certificate of incorporation contains a provision eliminating the personal liability of a director to PBF Finance Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to some exceptions.

Item 21.	Exhibits and Financial Statement Schedules.

(a) The following documents are filed as exhibits to this Registration Statement.

Number	Description

2.1†	Contribution Agreement dated as of April 24, 2019 by and between PBF Energy Company LLC and PBF Logistics LP (incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated April 26, 2019 (File No. 001-35764))

2.2	Contribution Agreement dated as of February 15, 2017 by and between PBF Energy Company LLC and PBF Logistics LP (incorporated by reference to Exhibit 2.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on February 22, 2017).

2.3	Contribution Agreement dated as of August 31, 2016 by and between PBF Energy Company LLC and PBF Logistics LP (incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764)).

2.4†	Sale and Purchase Agreement dated June 11, 2019 by and between PBF Holding Company LLC and Equilon Enterprises LLC d/b/a Shell Oil Products US (incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated June 11, 2019 (File No. 001-35764)).

2.5	Sale and Purchase Agreement by and between PBF Holding Company LLC and ExxonMobil Oil Corporation and its subsidiary, Mobil Pacific Pipeline Company as of September 29, 2015 (incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated October 1, 2015 (File No. 001-35764)).

2.6	Sale and Purchase Agreement by and between PBF Holding Company LLC, ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. as of June 17, 2015 (incorporated by reference to Exhibit 2.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated June 17, 2015 (File No. 001-35764)).

2.7	Amendment No. 1 dated February 1, 2020 to Sale and Purchase Agreement dated June 11, 2019 by and between PBF Holding Company LLC and Equilon Enterprises LLC d/b/a Shell Oil Products US (incorporated by reference to Exhibit 2.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated February 6, 2020 (File No. 001-35764)).

3.1	Certificate of Formation of PBF Holding Company LLC (incorporated by reference to Exhibit 3.1 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 dated January 14, 2013 (Registration No. 333-186007)).

Number	Description

3.2	Limited Liability Company Agreement of PBF Holding Company LLC (incorporated by reference to Exhibit 3.2 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 (Registration No. 333-186007)).

3.3	Certificate of Incorporation of PBF Finance Corporation (incorporated by reference to Exhibit 3.3 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 (Registration No. 333-186007)).

3.4	Bylaws of PBF Finance Corporation (Incorporated by reference to Exhibit 3.4 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 (Registration No. 333-186007)).

3.5	Certificate of Formation of PBF Services Company LLC (incorporated by reference to Exhibit 3.5 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.6	Amended and Restated Limited Liability Company Agreement of PBF Services Company LLC (incorporated by reference to Exhibit 3.6 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 16, 2016 (Registration No. 333-186007))

3.7	Certificate of Formation of PBF Power Marketing LLC (Incorporated by reference to Exhibit 3.7 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.8	Limited Liability Company Agreement of PBF Power Marketing LLC (incorporated by reference to Exhibit 3.8 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.9	Certificate of Formation of Paulsboro Refining Company LLC; Certificate of Conversion into Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 3.11 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.10	Second Amended and Restated Limited Liability Company Agreement of Paulsboro Refining Company LLC (Incorporated by reference to Exhibit 3.12 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.11	Certificate of Formation of Toledo Refining Company LLC (Incorporated by reference to Exhibit 3.13 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.12	Limited Liability Company Agreement of Toledo Refining Company LLC (Incorporated by reference to Exhibit 3.14 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.13	Certificate of Formation of Delaware City Refining Company LLC (Incorporated by reference to Exhibit 3.15 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.14	Limited Liability Company Agreement of Delaware City Refining Company LLC (Incorporated by reference to Exhibit 3.16 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.15	Certificate of Formation of Chalmette Refining, L.L.C. (Incorporated by reference to Exhibit 3.17 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.16	Third Amended and Restated Limited Liability Company Agreement of Chalmette Refining, L.L.C. (Incorporated by reference to Exhibit 3.16 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on September 8, 2017 (Registration No. 333-220406))

Number	Description

3.17	Certificate of Formation of PBLR Investments LLC; Certificate of Amendment to Certificate of Formation of PBLR Investments LLC; Certificate of Amendment to Certificate of Formation of PBLR Investments LLC, changing the name to PBF Investments LLC (Incorporated by reference to Exhibit 3.19 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.18	Second Amended and Restated Limited Liability Company Agreement of PBF Investments LLC (Incorporated by reference to Exhibit 3.20 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on January 14, 2013 (Registration No. 333-186007))

3.19	Certificate of Formation of PBF Energy Western Region LLC (Incorporated by reference to Exhibit 3.21 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.20	Amended and Restated Limited Liability Company Agreement of PBF Energy Western Region LLC (Incorporated by reference to Exhibit 3.20 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on September 8, 2017 (Registration No. 333-220406))

3.21	Certificate of Formation of Torrance Refining Company LLC (Incorporated by reference to Exhibit 3.23 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.22	Amended and Restated Limited Liability Company Agreement of Torrance Refining Company LLC (Incorporated by reference to Exhibit 3.22 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on September 8, 2017 (Registration No. 333-220406))

3.23	Certificate of Formation of Torrance Logistics Company LLC (Incorporated by reference to Exhibit 3.25 filed with PBF Holding Company LLC’s Registration Statement on Form S-4 filed on November 15, 2016 (Registration No. 333-186007))

3.24*	Second Amended and Restated Limited Liability Company Agreement of Torrance Logistics Company LLC

3.25**	Certificate of Formation of Martinez Refining Company LLC

3.26**	Limited Liability Company of Martinez Refining Company LLC

3.27**	Certificate of Formation of Martinez Terminal Company LLC

3.28*	Amended and Restated Limited Liability Company of Martinez Terminal Company LLC

4.1	Indenture dated as of May 30, 2017, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent and Form of 7.25% Senior Note (included as Exhibit A) (incorporated by reference to Exhibit 4.1 of PBF Holding Company LLC’s Current Report on Form 8-K (File No. 001- 35764) filed on May 30, 2017).

4.2	Indenture dated as of January 24, 2020, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent (incorporated by reference to Exhibit 4.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated January 24, 2020 (File No. 001-35764)).

4.3	Registration Rights Agreement dated January 24, 2020, among PBF Holding Company LLC and PBF Finance Corporation, the Guarantors named therein and BofA Securities, Inc., as Representative of the several Initial Purchasers (incorporated by reference to Exhibit 4.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated January 24, 2020 (File No. 001-35764)).

Number	Description

4.4	First Supplemental Indenture dated February 3, 2020, among PBF Holding Company LLC, PBF Finance Corporation, Martinez Refining Company LLC, Martinez Terminal Company LLC, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, transfer agent, registrar and authenticating agent (2028 Senior Notes). (incorporated by reference to Exhibit 4.3 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

4.5	First Supplemental Indenture dated February 3, 2020, among PBF Holding Company LLC, PBF Finance Corporation, Martinez Refining Company LLC, Martinez Terminal Company LLC, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, transfer agent, registrar and authenticating agent (2025 Senior Notes). (incorporated by reference to Exhibit 4.4 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

4.6	Indenture dated as of May 13, 2020, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee, Paying Agent, Registrar, Transfer Agent, Authenticating Agent and Notes Collateral Agent (incorporated by reference to Exhibit 4.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 13, 2020 (File No. 001-35764)).

4.7	Form of 9.25% Senior Secured Note (included as Exhibit A in Exhibit 4.1) (incorporated by reference to Exhibit 4.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 13, 2020 (File No. 001-35764)).

5.1**	Opinion of Paul Hastings LLP.

10.1***	PBF Energy Inc. Amended and Restated 2012 Equity Incentive Plan (incorporated by reference to DEF 14A filed with PBF Energy Inc.’s Proxy Statement dated March 22, 2016 (File No. 001- 35764)).

10.2***	PBF Energy Inc. Amended and Restated 2017 Equity Incentive Plan (incorporated by reference to Appendix A to PBF Energy Inc.’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2018 (File No. 001-35764)).

10.3***	Form of PBF Energy Non-Qualified Stock Option Agreement under the Amended and Restated PBF Energy Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated November 2, 2018 (File No. 001-35764)).

10.4***	Form of PBF Energy Performance Share Unit Award Agreement under the Amended and Restated PBF Energy Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated November 2, 2018 (File No. 001-35764)).

10.5***	Form of PBF Energy Performance Unit Award Agreement under the Amended and Restated PBF Energy Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated November 2, 2018 (File No. 001-35764)).

10.6***	Form of Non-Qualified Stock Option Agreement under the PBF Energy Inc. 2012 Equity Incentive Plan (incorporated by reference to Exhibit 10.28 filed with PBF Energy Inc.’s Amendment No. 6 to Registration Statement on Form S-1 (Registration No. 333-177933)).

10.7***	Form of Restricted Stock Award Agreement for Non-employee Directors under the PBF Energy Inc. 2012 Equity Incentive Plan. (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated November 7, 2014 (File No. 001-35764)).

10.8***	Form of 2016 Restricted Stock Award Agreement for Non-employee Directors under PBF Energy Inc. 2012 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 5, 2016 (File No. 001-35764)).

Number	Description

10.9***	Form of Restricted Stock Agreement for Employees under PBF Energy Inc. 2012 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated November 4, 2016 (File No. 001-35764)).

10.10***	Form of Restricted Stock Agreement for Non-Employee Directors under the PBF Energy Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated August 3, 2017 (File No. 001-35764)).

10.11***	Form of 2017 Equity Incentive Plan Restricted Stock Agreement for employees (incorporated by reference to Exhibit 10.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on October 31, 2017).

10.12***	Form of 2017 Equity Incentive Plan Non-Qualified Stock Agreement (incorporated by reference to Exhibit 10.2 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on October 31, 2017).

10.13***	Form of Amended and Restated Non-Qualified Stock Option Agreement under the PBF Energy Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated February 16, 2018 (File No. 001-35764)).

10.14***	Amended and Restated Restricted Stock Agreement for non-employee Directors under the PBF Energy Inc. 2017 Equity Incentive Plan. (incorporated by reference to Exhibit 10.3 of PBF Energy Inc.’s Annual Report on Form 10-K (File No. 001-35764) filed on February 23, 2018).

10.15***	Form of Amended and Restated Restricted Stock Agreement for employees under PBF Energy Inc. 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.7 of PBF Energy Inc.’s Annual Report on Form 10-K (File No. 001-35764) filed on February 23, 2018).

10.16	Fifth Amended and Restated Operation and Management Services and Secondment Agreement dated as of February 28, 2017 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC, PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, PBFX Operating Company LLC, Paulsboro Refining Company LLC, Paulsboro Natural Gas Pipeline Company LLC and Chalmette Refining L.L.C. (incorporated by reference to Exhibit 10.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on March 3, 2017).

10.17	Transportation Services Agreement dated as of August 31, 2016 among PBF Holding Company LLC and Torrance Valley Pipeline Company LLC (incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764)).

10.18	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC (incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764)).

10.19	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC (incorporated by reference to Exhibit 10.5 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764)).

10.20	Dedicated Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC (incorporated by reference to Exhibit 10.6 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764)).

Number	Description

10.21	Throughput Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC (incorporated by reference to Exhibit 10.7 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 7, 2016 (File No. 001-35764)).

10.22	Senior Secured Revolving Credit Agreement dated as of May 2, 2018 (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 7, 2018 (File No. 001-35764)).

10.23	Sixth Amended and Restated Operation and Management Services and Secondment Agreement dated as of July 31, 2018, among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, Chalmette Refining L.L.C., Paulsboro Refining Company LLC, PBF Logistics GP LLC, PBF Logistics LP, DCR Storage and Loading LLC, Delaware City Terminaling Company LLC, Toledo Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Paulsboro Terminaling Company LLC, Paulsboro Natural Gas Pipeline Company LLC, Toledo Rail Logistics Company LLC, Chalmette Logistics Company LLC and PBFX Operating Company LLC (incorporated by reference to Exhibit 10.3 filed with PBF Logistics LP’s Quarterly Report on Form 10-Q dated October 31, 2018 (File No. 001-36446)).

10.24	Fifth Amended and Restated Omnibus Agreement dated as of July 31, 2018, among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP (incorporated by reference to Exhibit 10.2 filed with PBF Logistics LP’s Quarterly Report on Form 10-Q dated October 31, 2018 (File No. 001-36446)).

10.25	Amended and Restated Delaware City Rail Terminaling Services Agreement (incorporated by reference to Exhibit 10.1 filed with PBF Logistics LP’s Quarterly Report on Form 10-Q dated May 3, 2018 (File No. 001-36446)).

10.26	Amended and Restated Delaware City West Ladder Rack Terminaling Services Agreement (incorporated by reference to Exhibit 10.2 filed with PBF Logistics LP’s Quarterly Report on Form 10-Q dated May 3, 2018 (File No. 001-36446)).

10.27	Delaware Pipeline Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware Pipeline Company LLC (incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 12, 2015 (File No. 001-35764)).

10.28	Delaware City Truck Loading Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware City Logistics Company LLC (incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 12, 2015 (File No. 001-35764)).

10.29†	Second Amended and Restated Inventory Intermediation Agreement dated as of August 29, 2019, among J. Aron & Company LLC, PBF Holding Company LLC and Paulsboro Refining Company LLC (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 4, 2019 (File No. 001-35764)).

10.30†	Second Amended and Restated Inventory Intermediation Agreement dated as of August 29, 2019, among J. Aron & Company LLC, PBF Holding Company LLC and Delaware City Refining Company LLC (incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated September 4, 2019 (File No. 001-35764))

10.31	Delaware City Rail Terminaling Services Agreement, dated as of May 14, 2014 (incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 14, 2014 (File No. 001-35764)).

Number	Description

10.32	Amendment to Amended and Restated Delaware City Rail Terminaling Service Agreement dated February 13, 2019 among PBF Holding Company LLC, Delaware City Terminaling Company LLC and CPI Operations LLC (incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated February 14, 2019 (File No. 001-35764)).

10.33	Terminaling Service Agreement dated February 13, 2019 among PBF Holding Company LLC, Delaware City Terminaling Company LLC and CPI Operations LLC (incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated February 14, 2019 (File No. 001-35764)).

10.34	Amended and Restated Toledo Truck Unloading & Terminaling Agreement effective as of June 1, 2014 (incorporated by reference to Exhibit 10.10 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated August 7, 2014 (File No. 001-35764)).

10.35	Assignment and Amendment of Amended and Restated Toledo Truck Unloading & Terminaling Agreement dated as of December 12, 2014 by and between PBF Holding Company LLC, PBF Logistics LP and Toledo Terminaling Company LLC (incorporated by reference to Exhibit 10.4 filed with PBF Logistics LP’s Current Report on Form 8-K dated December 16, 2014 (File No. 001-36446)).

10.36	Lease Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and Chalmette Refining, L.L.C. (incorporated by reference to Exhibit 10.3 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on February 22, 2017).

10.37	Storage Services Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and PBF Holding Company LLC (incorporated by reference to Exhibit 10.1 of PBF Energy Inc.’s Current Report on Form 8-K (File No. 001-35764) filed on February 22, 2017).

10.38	Firm Transportation Service Agreement dated as of August 3, 2017, by and between Paulsboro Natural Gas Pipeline Company LLC and Paulsboro Refining Company LLC (incorporated by reference to Exhibit 10.1 with PBF Logistics LP’s Quarterly Report on Form 10-Q dated November 2, 2017 (File No. 001-36446)).

10.39	Storage and Terminaling Services Agreement dated as of December 12, 2014 among PBF Holding Company LLC and Toledo Terminaling Company LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 16, 2014 (File No. 001-36446)).

10.40***	Employment Agreement dated as of September 4, 2014 between PBF Investments LLC and Thomas O’Connor (incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.’s Annual Report on Form 10-K dated February 29, 2016 (File No. 001-35764)).

10.41***	Employment Agreement dated as of April 1, 2014 between PBF Investments LLC and Timothy Paul Davis (incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 7, 2014 (File No. 001-35764)).

10.42***	Employment Agreement dated as of April 1, 2014 between PBF Investments LLC and Erik Young (incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 7, 2014 (File No. 001-35764)).

10.43***	Amended and Restated Employment Agreement dated as of December 17, 2012, between PBF Investments LLC and Thomas J. Nimbley (incorporated by reference to Exhibit 10.8 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 18, 2012 (File No. 001-35764)).

10.44***	Second Amended and Restated Employment Agreement, dated as of December 17, 2012, between PBF Investments LLC and Matthew C. Lucey (incorporated by reference to Exhibit 10.9 filed with PBF Energy Inc.’s Current Report on Form 8-K dated December 18, 2012 (File No. 001-35764)).

Number	Description

10.45	Joinder Agreement to the ABL Security Agreement dated as of February 1, 2020, among Martinez Refining Company LLC, Martinez Terminal Company LLC and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.46	Joinder Agreement to the Credit Agreement dated as of February 1, 2020, among PBF Holding Company LLC, the Guarantors named on the signature pages thereto including Martinez Refining Company LLC, Martinez Terminal Company LLC and Bank of America, N.A., as Administrative Agent to Senior Secured Credit Agreement dated as of May 2, 2018 (incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.47	Amendment dated as of February 18, 2020 to Senior Secured Revolving Credit Agreement dated as of May 2, 2018 (incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.48***	Consent to Temporary Reduction of Biweekly Installments of Base Salary for Thomas Nimbley. (incorporated by reference to Exhibit 10.4 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.49***	Consent to Temporary Reduction of Biweekly Installments of Base Salary for Charles Erik Young. (incorporated by reference to Exhibit 10.5 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.50***	Consent to Temporary Reduction of Biweekly Installments of Base Salary for Timothy Paul Davis. (incorporated by reference to Exhibit 10.6 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.51***	Consent to Temporary Reduction of Biweekly Installments of Base Salary for Thomas O’Connor. (incorporated by reference to Exhibit 10.7 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.52***	Consent to Temporary Reduction of Biweekly Installments of Base Salary for Matthew Lucey. (incorporated by reference to Exhibit 10.8 filed with PBF Energy Inc.’s Quarterly Report on Form 10-Q dated May 15, 2020 (File No. 001-35764)).

10.53†	Asset Purchase Agreement dated as of April 17, 2020, among PBF Holding Company LLC, Torrance Refining Company LLC, Martinez Refining Company LLC, Delaware City Refining Company LLC and Air Products and Chemicals Inc. (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated April 22, 2020 (File No. 001-35764)).

10.54†	Transition Services Agreement dated as of April 17, 2020, among PBF Holding Company LLC, Torrance Refining Company LLC, Martinez Refining Company LLC, Delaware City Refining Company LLC and Air Products and Chemicals Inc. and Air Products West Coast Hydrogen LLC (incorporated by reference to Exhibit 10.2 filed with PBF Energy Inc.’s Current Report on Form 8-K dated April 22, 2020 (File No. 001-35764)).

10.55	Guarantee Agreement dated as of April 17, 2020 among PBF Energy Inc. PBF Energy Company LLC and Air Products and Chemicals Inc. (incorporated by reference to Exhibit 10.3 filed with PBF Energy Inc.’s Current Report on Form 8-K dated April 22, 2020 (File No. 001-35764)).

10.56	Second Amendment dated as of May 7, 2020 to Senior Secured Revolving Credit Agreement dated as of May 2, 2018, as amended (incorporated by reference to Exhibit 10.1 filed with PBF Energy Inc.’s Current Report on Form 8-K dated May 7, 2020 (File No. 001-35764)).

21.1**	Subsidiaries of PBF Holding Company LLC.

Number	Description

23.1**	Consent of Deloitte & Touche LLP.

23.2**	Consent of RSM US LLP.

23.3	Consent of Paul Hastings LLP (included in Exhibit 5.1).

24.1	Power of Attorney (included on signature page).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wilmington Trust, National Association with respect to the Indenture governing the 6.00% Senior Secured Notes due 2028.

99.1**	Form of Letter of Transmittal for Holders of Global Notes.

99.2**	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

99.3**	Form of Letter to Clients.

99.4**	Form of Notice of Guaranteed Delivery.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.

**	Previously filed.

***	Indicates management compensatory plan or arrangement.

†	Portions of the exhibits have been omitted because such information is both (i) not material and (ii) could be competitively harmful if publicly disclosed.

(1)	This exhibit should not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

All schedules not identified above have been omitted because they are not required, are not applicable or the information is included in the selected consolidated financial data or notes contained in this registration statement.

Item 22.	Undertakings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Each registrant hereby undertakes:

To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(b) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(c) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if such registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

That, for the purpose of determining liability of such registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of such registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(b) any free writing prospectus relating to the offering prepared by or on behalf of such registrant or used or referred to by the undersigned registrants;

(c) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of such registrant; and

(d) any other communication that is an offer in the offering made by such registrant to the purchaser.

That, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

To deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

PBF HOLDING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

PBF FINANCE CORPORATION

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

PBF SERVICES COMPANY LLC

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

PBF POWER MARKETING LLC

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

PAULSBORO REFINING COMPANY LLC

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

TOLEDO REFINING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

DELAWARE CITY REFINING COMPANY LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

CHALMETTE REFINING, L.L.C.

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

PBF INVESTMENTS LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

PBF ENERGY WESTERN REGION LLC

By:	/s/ Trecia M. Canty

Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

TORRANCE REFINING COMPANY LLC

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

TORRANCE LOGISTICS COMPANY LLC

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

MARTINEZ REFINING COMPANY LLC

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Parsippany-Troy Hills, State of New Jersey, on October 9, 2020.

MARTINEZ TERMINAL COMPANY LLC

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ * Thomas J. Nimbley	Chief Executive Officer and Director (Principal Executive Officer)	October 9, 2020

/S/ * Erik Young	Senior Vice President, Chief Financial Officer (Principal Financial Officer)	October 9, 2020

/S/ * John Barone	Chief Accounting Officer (Principal Accounting Officer)	October 9, 2020

/S/ * Matthew C. Lucey	Director	October 9, 2020

/S/ TRECIA M. CANTY Trecia M. Canty	Director	October 9, 2020

* By:	/s/ Trecia M. Canty	Attorney in-fact for the persons indicated
Trecia M. Canty